Fees Summary	Oct. 31, 2024 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	968,916.17
Total Transaction Valuation	6,328,649,040.09
Total Offset Amount	0.00
Net Fee	$ 968,916.17